Ivy Funds

Supplement dated September 29, 2017 to the

Ivy Bond Fund and Ivy Government Securities Fund Statement of Additional Information

dated September 1, 2017

Effective January 1, 2018, Class C shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. The initial Class C conversion will occur on or around January 12, 2018 when all Class C shares purchased prior to January 1, 2008 will be converted to Class A shares.

Effective January 1, 2018, the following replaces the second sentence of the third paragraph in the “Trust Shares — The Shares of the Funds” section on page 70:

Class B and Class C shares that have been held by a shareholder for eight and ten years, respectively, will convert, automatically, eight and ten years, respectively, after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes.

Supplement	Statement of Additional Information	1